EXHIBIT # 10.48

                             AMENDMENT NO. 1 TO THE
                                    INDENTURE

      This Amendment No. 1 to the Indenture, dated as of July 31, 2003 (this "Amendment"), is to the Indenture, dated as of October 1, 2002 (the "Indenture"), by and between Molecular Diagnostics, Inc., a Delaware corporation (the "Company") and each of the holders of the Company's 12% Convertible Secured Promissory Notes (said Notes being hereinafter referred to as the "Notes" and said holders being hereinafter referred to as the "Noteholders").

                                   WITNESSETH

      WHEREAS, the Noteholders purchased the Notes from the Company in connection with a bridge financing in the aggregate principal amount of up to $4,000,000;

      WHEREAS, the Noteholders purchased the Notes from the Company pursuant to certain financing documents, including a Note Subscription Agreement, 12% Convertible Secured Promissory Note, Security Agreement, Collateral Sharing Agreement, Warrant to Purchase Shares of Common Stock and the Indenture (collectively, the "Financing Documents");

      WHEREAS, pursuant to the terms of the Financing Documents, the total outstanding principal balance and accrued and unpaid interest on the Notes were due July 31, 2003;

      WHEREAS, pursuant to and in compliance with the provisions of the Financing Documents, the Company and Noteholders desire to amend the Indenture as hereinafter set forth.

      NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Noteholders agree as follows:

      1. Section 1 (c) is amended by deleting the date "July 31, 2003" and inserting the new date of "July 31, 2004."

      2.    Section 2 is amended by deleting "$0.60" and inserting "$0.45."

      3. Investor hereby waives any Events of Defaults by the Company under the Financing Documents.

      4. Capitalized terms not defined herein shall have the meanings given to them in the Financing Documents.

      5. This Amendment may be executed in counterparts and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument.


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      IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the 31st day of July, 2003.

                                          MOLECULAR DIAGNOSTICS, INC.


                                          By: _____________________________

                                          Name: ___________________________

                                          Title: ____________________________



                                          INVESTORS


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